PIONEER FAMILY OF FUNDS

                   MASTER INVESTMENT COMPANY SERVICE AGREEMENT

                                  March 4, 2003


         WHEREAS, each open-end and closed-end investment management company listed on Exhibit A hereto organized as either a Delaware business trust or a Massachusetts business trust, each with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (each a "Customer"), has previously entered into an investment management company service agreement (the "Original Agreement(s)") between itself and Pioneer Investment Management Shareholder Services, Inc., a Massachusetts corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109 ("PIMSS"); and

         WHEREAS, Customer and PIMSS now have determined that it is desirable to amend and restate each Original Agreement so as to provide for a Master Investment Company Service Agreement between each Customer listed on Exhibit A hereto, as amended from time to time, and PIMSS, and that each Original Agreement is hereby superseded by this Agreement as of the date hereof;

         NOW THEREFORE, each Customer, severally and not jointly, and PIMSS hereby agree as follows:

         1. SERVICES TO BE PROVIDED BY PIMSS. During the term of this Agreement, PIMSS will provide to each series of shares of beneficial interest of Customer which may be established from time to time (the "Account") the services described in Exhibits C, D, E and F (collectively, the Exhibits). It is understood that PIMSS may subcontract any of such services to one or more firms designated by PIMSS, provided that PIMSS (i) shall be solely responsible for all compensation payable to any such firm and (ii) shall be liable to Customer for the acts or omissions of any such firm to the same extent as PIMSS would be liable to Customer with respect to any such act or omission hereunder.

         2. EFFECTIVE DATE. This Agreement shall become effective on the date hereof (the "Effective Date") and shall continue in effect until it is terminated in accordance with Section 11 below.

         3. DELIVERY OF DOCUMENTATION, MATERIALS AND DATA. Customer shall, from time to time, while this Agreement is in effect deliver all such documentation, materials and data as may be necessary or desirable to enable PIMSS to perform its services hereunder.

         4. REPORTS AND MAINTENANCE OF RECORDS BY PIMSS. PIMSS will furnish to Customer and to properly authorized auditors, examiners, distributors, dealers, underwriters, salesmen, insurance companies, investors, and others designated by Customer in writing, such books, any and all records and reports at such times as are prescribed for each service in the Exhibits attached hereto. Customer agrees to examine or to ask any other authorized recipient to examine each such report or copy promptly and will report or cause to be reported any errors or discrepancies therein of which Customer then has any knowledge. PIMSS may at its option at any time, and shall forthwith upon Customer's demand, turn over to Customer and cease to retain in PIMSS' files any and all records and documents created and maintained by PIMSS pursuant to this Agreement which are no longer needed by PIMSS in the performance of its services or for its protection.

         If not so turned over to Customer, such documents and reports will be retained by PIMSS for six years from the year of creation, during the first two of which the same shall be in readily accessible form. At the end of six years, such records and documents will be turned over to Customer by PIMSS unless Customer authorizes their destruction.

         5. PIMSS' DUTY OF CARE. PIMSS shall at all times use reasonable care and act in good faith in performing its duties hereunder. PIMSS shall incur no liability to Customer in connection with its performance of services hereunder except to the extent that it does not comply with the foregoing standards.

         PIMSS shall at all times adhere to various procedures and systems consistent with industry standards in order to safeguard Customer's checks, records and other data from loss or damage attributable to fire or theft. PIMSS shall maintain insurance adequate to protect against the costs of reconstructing checks, records and other data in the event of such loss and shall notify Customer in the event of a material adverse change in such insurance coverage. In the event of damage or loss occurring to Customer's records or data such that PIMSS is unable to meet the terms of this Agreement, PIMSS shall transfer all records and data to a transfer agent of Customer's choosing upon Customer's written authorization to do so.

         Without limiting the generality of the foregoing, PIMSS shall not be liable or responsible for delays or errors occurring by reason of circumstances beyond its control, including acts of civil, military or banking authority, national emergencies, labor difficulties, fire, flood or other catastrophes, acts of God, insurrection, war, riots, failure of transportation, communication or power supply.

         6. CONFIDENTIALITY. PIMSS will keep confidential all records and information provided by Customer or by the shareholders of the Account to PIMSS, except to the extent disclosures are required by this Agreement, are required by the Customer's Prospectus and Statement of Additional Information, or are required by a valid subpoena or warrant issued by a court of competent jurisdiction or by a state or federal agency or governmental authority.

         7. CUSTOMER INSPECTION. Upon reasonable notice, in writing signed by Customer, PIMSS shall make available, during regular business hours, all records and other data created and maintained pursuant to this Agreement for reasonable audit and inspection by Customer or Customer's agents, including reasonable visitation by Customer or Customer's agents, including inspecting PIMSS' operation facilities. PIMSS shall not be liable for injury to or responsible in any way for the safety of any individual visiting PIMSS' facilities under the authority of this section. Customer will keep confidential and will cause to keep confidential all confidential information obtained by its employees or agents or any other individual representing Customer while on PIMSS' premises. Confidential information shall include (1) any information of whatever nature regarding PIMSS' operations, security procedures, and data processing capabilities, (2) financial information regarding PIMSS, its affiliates, or subsidiaries, and (3) any information of whatever kind or description regarding any customer of PIMSS, its affiliates or subsidiaries.

         8. RELIANCE BY PIMSS ON INSTRUCTIONS AND ADVICE; INDEMNITY. PIMSS shall be entitled to seek advice of Customer's legal counsel with respect to PIMSS' responsibilities and duties hereunder and shall in no event be liable to Customer for any action taken pursuant to such advice, except to the extent that Customer's legal counsel determines in its sole discretion that the rendering of advice to PIMSS would result in a conflict of interest.

         Whenever PIMSS is authorized to take action hereunder pursuant to proper instructions from Customer, PIMSS shall be entitled to rely upon any certificate, letter or other instrument or telephone call or Internet transaction reasonably believed by PIMSS to be genuine and to have been properly made or signed by an officer or other authorized agent of Customer, and shall be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder a certificate signed by an officer of Customer or any other person authorized by Customer's Board of Trustees.

         Subject to the provisions of Section 13 of this Agreement, Customer agrees to indemnify and hold PIMSS, its employees, agents and nominees harmless from any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to PIMSS' action or non-action upon information, instructions or requests given or made to PIMSS by Customer with respect to the Account.

         Notwithstanding the above, whenever Customer may be asked to indemnify or hold PIMSS harmless, Customer shall be advised of all pertinent facts arising from the situation in question. Additionally, PIMSS will use reasonable care to identify and notify Customer promptly concerning any situation which presents, actually or potentially, a claim for indemnification against Customer. Customer shall have the option to defend PIMSS against any claim for which PIMSS is entitled to indemnification from Customer under the terms hereof, and, in the event Customer so elects, it will notify PIMSS and, thereupon, Customer shall take over complete defense of the claim, and PIMSS shall sustain no further legal or other expenses in such a situation for which indemnification shall be sought or entitled. PIMSS may in no event confess any claim or make any compromise in any case in which Customer will be asked to indemnify PIMSS except with Customer's prior written consent.

         9. MAINTENANCE OF DEPOSIT ACCOUNTS. PIMSS shall maintain on behalf of Customer such deposit accounts as are necessary or desirable from time to time to enable PIMSS to carry out the provisions of this Agreement.

         10. COMPENSATION AND REIMBURSEMENT TO PIMSS. For the services rendered by PIMSS under this Agreement, Customer agrees to pay to PIMSS an (a) annual fee per open account and (b) an annual fee per closed account in the applicable amounts set forth in Exhibit B attached hereto in effect on the date hereof, or as amended from time to time, such fees to be payable in equal monthly installments. Customer shall reimburse PIMSS monthly for out-of-pocket expenses, including, but not limited to, forms, postage, mail service, telephone charges, including internet access charges, archives, microfiche and other records storage services, mailing and tabulating proxies, sub account recordkeeper fees relating to omnibus accounts, and miscellaneous. In addition, Customer will reimburse any other expenses incurred by PIMSS at the request of or with the consent of Customer.

         11. TERMINATION. Either PIMSS or Customer may at any time terminate this Agreement by giving 90 days' prior written notice to the other.

         After the date of termination, for so long as PIMSS in fact continues to perform any one or more of the services contemplated by this Agreement or the Exhibits, the provisions of this Agreement, including, without limitation, the provisions of Section 8 dealing with indemnification, shall, where applicable, continue in full force and effect.

         12.      REPRESENTATIONS AND WARRANTIES; REQUIRED DOCUMENTS.

                  12.1     REPRESENTATIONS AND WARRANTIES OF PIMSS.

                  PIMSS represents and warrants to the Customer that:

                  (a) It is a corporation duly organized and existing and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) It is duly qualified to carry on its business in The Commonwealth of Massachusetts and the State of Nebraska.

                  (c) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement.

                  (d) It is empowered under all applicable laws and by its Articles of Organization and By Laws to enter into and perform this Agreement.

                  12.2     REPRESENTATIONS AND WARRANTIES OF CUSTOMER.

                  Customer represents and warrants to PIMSS that:

                  (a) It is a business trust duly organized and existing and in good standing under the laws of its governing jurisdiction.

                  (b) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement.

                  (c) It is empowered under all applicable laws and by its Agreement and Declaration of Trust and By Laws to enter into and perform this Agreement.

                  (d) It is either an open-end or closed-end management investment company, as applicable, registered under the Investment Company Act of 1940, as amended.

                  (e) A registration statement under the Securities Act of 1933, as amended (the "Registration Statement"), has been filed with the Securities and Exchange Commission and is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of beneficial interest of the Customer to be offered for sale.

                  12.3      CUSTOMER DOCUMENT DELIVERY.

Customer shall promptly furnish to PIMSS the following:

                  (a) A copy of Customer's Agreement and Declaration of Trust and By Laws and all amendments related thereto.

                  (b) A certified copy of the resolution of the Customer's Board of Trustees authorizing the appointment of PIMSS and the execution and delivery of this Agreement.

                  (c) A copy of the Customer's Registration Statement and all amendments thereto.

         13. INDEMNIFICATION. Customer and PIMSS acknowledge and agree that all liabilities arising directly or indirectly under this Agreement, of any and every nature whatsoever, including, without limitation, liabilities arising in connection with any agreement of Customer or its Trustees set forth herein to indemnify any party to this

Agreement or any other person, shall be satisfied out of the assets of the Account first and then of Customer and that no Trustee, officer or holder of shares of beneficial interest of Customer shall be personally liable for any of the foregoing liabilities. Customer's Agreement and Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest of Customer.

         14. MISCELLANEOUS. In connection with the operation of this Agreement, Customer and PIMSS may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by both parties and annexed hereto, but no such provision shall contravene any applicable federal and state law or regulation, and no such provision shall be deemed to be an amendment of this Agreement.

         This Agreement together with all Exhibits constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether written or oral.

         If any provision or provisions of this Agreement shall be held invalid, unlawful or unenforceable, the validity, legality, and enforceability of the remaining provisions of the Agreement shall not in any way be affected or impaired.

         This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, Customer and PIMSS have caused this Agreement to be executed in their respective names by their respective officers thereunto duly authorized as of the date first written above.

                                                PIONEER INVESTMENT MANAGMENT
                                                SHAREHOLDER SERVICES, INC.



                                                By:  /s/ Peggy Schooley
                                                   Peggy Schooley
                                                   Chief Executive Officer
                                                   and President

                                                EACH OF THE FUNDS LISTED ON
                                                EXHIBIT A ATTACHED HERETO, AS
                                                AMENDED FROM TIME TO TIME
                                                (Severally and not Jointly)



                                                By:  /s/ Vincent Nave
                                                   Vincent Nave
                                                   Treasurer

           EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                              Dated March __, 2003



--------------------------------------------------------------------------------
Pioneer America Income Trust
--------------------------------------------------------------------------------
Pioneer Balanced Fund
--------------------------------------------------------------------------------
Pioneer Bond Fund
--------------------------------------------------------------------------------
Pioneer Core Equity Fund
--------------------------------------------------------------------------------
Pioneer Emerging Growth Fund
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
Pioneer Equity Income Fund
--------------------------------------------------------------------------------
Pioneer Europe Fund
--------------------------------------------------------------------------------
Pioneer Europe Select Fund
--------------------------------------------------------------------------------
Pioneer Fund
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
Pioneer Global Value Fund
--------------------------------------------------------------------------------
Pioneer Growth Shares
--------------------------------------------------------------------------------
Pioneer High Yield Fund
--------------------------------------------------------------------------------
Pioneer Independence Fund
--------------------------------------------------------------------------------
Pioneer Interest Shares
--------------------------------------------------------------------------------
Pioneer International Equity Fund
--------------------------------------------------------------------------------
Pioneer International Value Fund
--------------------------------------------------------------------------------
Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
Pioneer Long Short Fund
--------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
Pioneer Money Market Trust/Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
Pioneer Protected Principal Trust, a series fund consisting of:
--------------------------------------------------------------------------------
       Pioneer Protected Principal Plus Fund
       Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
Pioneer Real Estate Shares
--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
Pioneer Small Company Fund
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
Pioneer Value Fund
--------------------------------------------------------------------------------
Pioneer Variable Contracts Trust, consisting of:
--------------------------------------------------------------------------------
           Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Global Value VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Small Company VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------


Dated:

           EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                              Dated October 1, 2003



Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Core Equity Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Large Cap Value Fund
Pioneer Long Short Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust/Pioneer Cash Reserves Fund
Pioneer Protected Principal Trust, a series fund consisting of:
           Pioneer Protected Principal Plus Fund
           Pioneer Protected Principal Plus Fund II
Pioneer Real Estate Shares
Pioneer Series Trust I, a series trust consisting of:
           Pioneer Oak Ridge Large Cap Growth Fund
           Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Series Trust II, a series trust consisting of:
           Pioneer Papp Stock Fund
           Pioneer Papp Small and Mid Cap Growth Fund
           Pioneer Papp America Abroad Fund
           Pioneer Papp America-Pacific Rim Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust, consisting of:
           Pioneer America Income VCT Portfolio
           Pioneer Balanced VCT Portfolio
           Pioneer Emerging Markets VCT Portfolio
           Pioneer Equity Income VCT Portfolio
           Pioneer Europe VCT Portfolio
           Pioneer Fund VCT Portfolio
           Pioneer Growth Shares VCT Portfolio
           Pioneer High Yield VCT Portfolio
           Pioneer International Value VCT Portfolio
           Pioneer Mid Cap Value VCT Portfolio
           Pioneer Money Market VCT Portfolio
           Pioneer Real Estate Shares VCT Portfolio
           Pioneer Small Cap Value VCT Portfolio
           Pioneer Small Company VCT Portfolio
           Pioneer Strategic Income VCT Portfolio
           Pioneer Value VCT Portfolio

IN WITNESS WHEREOF, each of the parties hereto has caused this Exhibit to be executed in its name and on its behalf.

Each of the open-end management        PIONEER INVESTMENT MANAGEMENT
investment companies listed            SHAREHOLDER SERVICES, INC.
on this Exhibit "A"

By: /s/ Dorothy E. Bourassa            By: /s/ Dorothy E. Bourassa
Name: Dorothy E. Bourassa              Name: Dorothy E. Bourassa
Title: Secretary                       Title: Clerk

           EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                              Dated October 1, 2003
                           Amended December 11, 2003



Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust/Pioneer Cash Reserves Fund
Pioneer Protected Principal Trust, a series fund consisting of:
           Pioneer Protected Principal Plus Fund
           Pioneer Protected Principal Plus Fund II
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Series Trust I, a series trust consisting of:
           Pioneer Oak Ridge Large Cap Growth Fund
           Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Series Trust II, a series trust consisting of:
           Pioneer Papp Stock Fund
           Pioneer Papp Small and Mid Cap Growth Fund
           Pioneer Papp America Abroad Fund
           Pioneer Papp America-Pacific Rim Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust, consisting of:
           Pioneer America Income VCT Portfolio
           Pioneer Balanced VCT Portfolio
           Pioneer Emerging Markets VCT Portfolio
           Pioneer Equity Income VCT Portfolio
           Pioneer Europe VCT Portfolio
           Pioneer Fund VCT Portfolio
           Pioneer Growth Shares VCT Portfolio
           Pioneer High Yield VCT Portfolio
           Pioneer International Value VCT Portfolio
           Pioneer Mid Cap Value VCT Portfolio
           Pioneer Money Market VCT Portfolio
           Pioneer Oak Ridge Large Cap Growth VCT Portfolio
           Pioneer Papp America Abroad VCT Portfolio
           Pioneer [Papp] Small and Mid Cap Growth VCT Portfolio
           Pioneer Papp Stock VCT Portfolio
           Pioneer Real Estate Shares VCT Portfolio
           Pioneer Small Cap Value VCT Portfolio
           Pioneer Small Company VCT Portfolio
           Pioneer Strategic Income VCT Portfolio
           Pioneer Value VCT Portfolio

IN WITNESS WHEREOF, each of the parties hereto has caused this Exhibit to be executed in its name and on its behalf.

Each of the open-end management        PIONEER INVESTMENT MANAGEMENT
investment companies listed            SHAREHOLDER SERVICES, INC.
on this Exhibit "A"

By: /s/ Dorothy E. Bourassa            By: /s/ Dorothy E. Bourassa
Name: Dorothy E. Bourassa              Name: Dorothy E. Bourassa
Title: Secretary                       Title: Clerk

           EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                               Dated March 2, 2004



Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust/Pioneer Cash Reserves Fund
Pioneer Protected Principal Trust, a series fund consisting of:
           Pioneer Protected Principal Plus Fund
           Pioneer Protected Principal Plus Fund II
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Series Trust I, a series trust consisting of:
           Pioneer Oak Ridge Large Cap Growth Fund
           Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Series Trust II, a series trust consisting of:
           Pioneer Papp Strategic Growth Fund
           Pioneer Papp Small and Mid Cap Growth Fund
           Pioneer Papp Stock Fund
           Pioneer Papp America-Pacific Rim Fund
Pioneer Small Cap Value Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust, consisting of:
           Pioneer America Income VCT Portfolio
           Pioneer Balanced VCT Portfolio
           Pioneer Emerging Markets VCT Portfolio
           Pioneer Equity Income VCT Portfolio
           Pioneer Europe VCT Portfolio
           Pioneer Fund VCT Portfolio
           Pioneer Growth Shares VCT Portfolio
           Pioneer Global Value VCT Portfolio
           Pioneer High Yield VCT Portfolio
           Pioneer International Value VCT Portfolio
           Pioneer Mid Cap Value VCT Portfolio
           Pioneer Money Market VCT Portfolio
           Pioneer Oak Ridge Large Cap Growth VCT Portfolio Pioneer Papp America-Pacific Rim VCT Portfolio Pioneer Papp Small and Mid Cap Growth VCT Portfolio Pioneer Papp Strategic Growth VCT Portfolio
           Pioneer Real Estate Shares VCT Portfolio
           Pioneer Small Cap Value VCT Portfolio
           Pioneer Small Company VCT Portfolio
           Pioneer Strategic Income VCT Portfolio
           Pioneer Value VCT Portfolio

                                        EACH OF THE FUNDS LISTED ON
                                        EXHIBIT A ATTACHED HERETO, AS
                                        AMENDED FROM TIME TO TIME
                                        (Severally and not Jointly)

                                        By: /s/ Dorothy E. Bourassa
                                        Name: Dorothy E. Bourassa
                                        Title: Secretary

EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                               Dated August 17, 2004



Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Series, a series trust consisting of:
        Pioneer Ibbotson Moderate Allocation Fund
        Pioneer Ibbotson Growth Allocation Fund
        Pioneer Ibbotson Aggressive Allocation Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust/Pioneer Cash Reserves Fund
Pioneer Protected Principal Trust, a series fund consisting of:
           Pioneer Protected Principal Plus Fund
           Pioneer Protected Principal Plus Fund II
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Series Trust I, a series trust consisting of:
           Pioneer Oak Ridge Large Cap Growth Fund
           Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Series Trust II, a series trust consisting of:
           Pioneer California Tax Free Income Fund
           Pioneer Growth Opportunities Fund
           Pioneer Municipal Bond Fund
           Pioneer Papp Strategic Growth Fund
           Pioneer Papp Small and Mid Cap Growth Fund
           Pioneer Papp Stock Fund
           Pioneer Papp America-Pacific Rim Fund
           Pioneer Tax Free Money Market Fund
Pioneer Small Cap Value Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Short Term Income Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust, consisting of:
           Pioneer America Income VCT Portfolio
           Pioneer Balanced VCT Portfolio
           Pioneer Bond VCT Portfolio
           Pioneer Emerging Markets VCT Portfolio
           Pioneer Equity Income VCT Portfolio
           Pioneer Europe VCT Portfolio
           Pioneer Fund VCT Portfolio
           Pioneer Growth Opportunities VCT Portfolio
           Pioneer Growth Shares VCT Portfolio
           Pioneer Global Value VCT Portfolio
           Pioneer High Yield VCT Portfolio
           Pioneer International Value VCT Portfolio
           Pioneer Mid Cap Value VCT Portfolio
           Pioneer Money Market VCT Portfolio
           Pioneer Oak Ridge Large Cap Growth VCT Portfolio
           Pioneer Papp America-Pacific Rim VCT Portfolio
           Pioneer Papp Small and Mid Cap Growth VCT Portfolio
           Pioneer Papp Strategic Growth VCT Portfolio
           Pioneer Real Estate Shares VCT Portfolio
           Pioneer Small Cap Value VCT Portfolio
           Pioneer Small Cap Value II VCT Portfio
           Pioneer Small Company VCT Portfolio
           Pioneer Strategic Income VCT Portfolio
           Pioneer Value VCT Portfolio

                                        EACH OF THE FUNDS LISTED ON
                                        EXHIBIT A ATTACHED HERETO, AS
                                        AMENDED FROM TIME TO TIME
                                        (Severally and not Jointly)

                                        By: /s/ Dorothy E. Bourassa
                                        Name: Dorothy E. Bourassa
                                        Title: Secretary

           EXHIBIT B - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT

                                  ACCOUNT FEES


A.       OPEN EQUITY FUND ACCOUNTS

         $26.50 per account

B.       OPEN FIXED INCOME FUND ACCOUNTS

         $33.00 per account

C.       OPEN MONEY MARKET FUND ACCOUNTS

         $28.00 per account

D.       OPEN VARIABLE ANNUITY FUND ACCOUNTS

         $1500.00 per account


E.       ALL FUNDS-CLOSED ACCOUNTS

         $8.00 per account







Effective as of January 1, 2003

                                    EXHIBIT C


SHAREHOLDER ACCOUNT SERVICE:

         As servicing agent for fund accounts and in accordance with the provisions of the standard fund application and Customer's Prospectus and Statement of Additional Information, PIMSS will:

         (a) Open, maintain and close accounts.

         (b) Purchase shares for the shareholder.

         (c) Out of the money received in payment for sales of Customer's shares pay to the Customer's custodian the net asset value per share and pay to the underwriter and to the dealer their commission, if any, on a bi-monthly basis.

         (d) Redeem shares by systematic withdrawal orders. (SEE EXHIBIT D)

         (e) Reinvest or disburse dividends and other distributions upon
         direction of a     shareholder.

         (f) Establish the proper registration of ownership of shares.

         (g) Pass upon the adequacy of documents submitted by a shareholder or his legal representative to substantiate the transfer of ownership of shares from the registered owner to transferees.

         (h) Make transfers from time to time upon the books of the Customer in accordance with properly executed transfer instructions furnished to PIMSS.

         (i) Upon receiving appropriate detailed instructions and written materials prepared by Customer and, where applicable, proxy proofs checked by Customer, mail shareholder reports, proxies and related materials of suitable design for automatic enclosing, receive and tabulate executed proxies, and furnish an annual meeting list of shareholders when required.

         (j) Respond to shareholder inquiries in a timely manner.

         (k) Maintain dealer and salesperson records.

         (l) Maintain and furnish to Customer such shareholder information as Customer may reasonably request for the purpose of compliance by Customer with the applicable tax and securities law of various jurisdictions.

         (m) Mail confirmations of transactions to shareholders in a timely fashion (confirmations of Automatic Investment Plan transactions will be mailed quarterly).

         (n) Provide Customer with such information regarding correspondence as well as enable Customer to comply with related Form N-SAR (semi-annual report) requirements.

         (o) Maintain continuous proof of the outstanding shares of Customer.

         (p) Solicit taxpayer identification numbers.

         (q) Provide data to enable Customer to file abandoned property reports for those accounts that have been indicated by the Post Office to be not at the address of record with no forwarding address.

         (r) Maintain bank accounts and reconcile same on a monthly basis.

         (s) Provide management information reports on a quarterly basis to Customer's Board of Trustees outlining the level of service provided.

         (t) Provide sales/statistical reporting for purposes of providing Customer's management with information for maximizing the return to shareholders.

                                    EXHIBIT D

REDEMPTION SERVICE:

In accordance with the provisions of the Customer's Prospectus and Statement of Additional Information, as servicing agent for the redemptions, PIMSS will:

         (a) Where applicable, establish accounts payable based on information furnished to PIMSS on behalf of Customer (i.e., copies of trade confirmations and other documents deemed necessary or desirable by PIMSS on the first business day following the trade date).

         (b) Receive shares for redemption through written, telephone or Internet authorization.

         (c) Verify there are sufficient available shares in an account to cover redemption requests.

         (d) Transfer the redeemed or repurchased shares to Customer's treasury share account or, if applicable, cancel such shares for retirement.

         (e) Pay the applicable redemption or repurchase price to the shareholder in accordance with Customer's Prospectus, Statement of Additional Information and Agreement and Declaration of Trust on or before the seventh calendar day succeeding any receipt of requests for redemption or repurchase in "good order" as defined in the Prospectus and Statement of Additional Information.

         (f) Notify Customer and the underwriter on behalf of Customer of the total number of shares presented and covered by such requests within a reasonable period of time following receipt.

         (g) Promptly notify the shareholder if any such request for redemption or repurchase is not in "good order" together with notice of the documents required to comply with the good order standards. Upon receipt of the necessary documents, PIMSS shall effect such redemption at the net asset value applicable on the date and at the time of receipt of such documents.

         (h) Produce periodic reports of unsettled items, if any.

         (i) Adjust unsettled items, if any, relative to dividends and distributions.

         (j) Report to Customer any late redemptions which must be included in Customer's Form N-SAR (semi-annual report) filing.

                                    EXHIBIT E


EXCHANGE SERVICE:

         (a) Receive and process exchanges in accordance with a duly executed exchange authorization. PIMSS will redeem existing shares and use the proceeds to purchase new shares. Shares of Customer purchased directly or acquired through reinvestment of dividends on such shares may be exchanged for shares of other Pioneer funds (which funds have sales charges) only by payment of the applicable sales charge, if any, as described in Customer's Prospectus and Statement of Additional Information. Shares of Customer acquired by exchange and through reinvestment of dividends on such shares may be re-exchanged to another Pioneer fund at its respective net asset value.

         (b) Make authorized deductions of fees, if any.

         (c) Register new shares identically with the shares surrendered for exchange. Mail an account statement confirming the exchange by first class mail to the address of record.

         (d) Maintain a record of unprocessed exchanges and produce a periodic report.

                                    EXHIBIT F


INCOME ACCRUAL AND DISBURSING SERVICE:

         (a) Distribute income dividends and/or capital gain distributions, either through reinvestment or in cash, in accordance with shareholder instructions.

         (b) On the mailing date, Customer shall make available to PIMSS collected funds to make such distribution.

         (c) Adjust unsettled items relative to dividends and distributions.

         (d) Reconcile dividends and/or distributions with Customer.

         (e) Prepare and file annual Federal and State information returns of distributions and, in the case of Federal returns, mail information copies to shareholders and report and pay Federal income taxes withheld from distributions made to non-resident aliens.

                            ADMINISTRATION AGREEMENT


         THIS ADMINISTRATION AGREEMENT dated this 9th day of October, 1998 between the Pioneer Funds, listed on Exhibit 1 hereto (the "Funds"), and Pioneering Management Corporation, a Delaware corporation (the "Manager").

                               W I T N E S S E T H

         WHEREAS, the Funds are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act");

         WHEREAS, the parties hereto are parties to Management Contracts (the "Management Contracts");

         WHEREAS, the Management Contracts provide that the Manager will bear all of the Funds' expenses other than those provided in Section 2(c) and 2(d) of the Management Contracts;

         WHEREAS, Section 2(c)(i) provides that the Funds shall pay charges and expenses for Fund accounting, pricing and appraisal services and, for those Funds noted with an asterisk on Exhibit 2 hereto, related overhead, including, to the extent that such services were performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits;

         WHEREAS, Section 2(c)(vi) and (vii) provide that the Funds shall pay
(i) fees and expenses involved in registering and maintaining registrations of the Funds and/or their shares with the Commission, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the Commission and (ii) all expenses of shareholders and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; and

         WHEREAS, certain of these activities, as set forth on Exhibit 3 hereto, can be performed by members of the Manager's legal, accounting and administrative staff working at the direction and under the supervision of the Board of Trustees and Fund counsel.

         NOW THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Funds and the Manager do hereby agree as follows:

         1. The Funds authorize the Manager to perform fund accounting services on behalf of the Funds, subject to the supervision and direction of the Board of Trustees. Such services, determined as of the date of this Agreement, are set forth on Exhibit 2 hereto. These services (the "Bookkeeping Services") may be revised from time to time on mutual agreement of the parties.

         2. The Funds authorize the Manager to assist with the performance of the legal services listed on Exhibit 3 hereto (the "Legal Services"). The Legal Services shall at all times be subject to the supervision and direction of the Board of Trustees and Fund counsel.

         3. The Trustees recognize that the Bookkeeping Services and the Legal Services can be performed efficiently by the Manager. The Funds are entering into this Agreement to achieve the operating and expense benefits of such efficiency. In authorizing such activities on behalf of the Funds, the Funds expressly do not delegate to the Manager or its personnel the authority to render legal advice to, or legal judgments on behalf of, the Funds. Between meetings of the Trustees, Fund counsel is authorized to determine the services that may appropriately be provided by the Manager pursuant to this Agreement.

         4. In consideration of its services under this Agreement, the Manager shall be entitled to be reimbursed for the allocable portion of the direct costs of the Bookkeeping Services and the Legal Expenses (collectively, the "Services"). Such allocation shall be based upon the proportion of personnel time devoted to the Services authorized to be performed on behalf of the Funds to the total time worked by such personnel, in each case as estimated in good faith by the Manager and reviewed and approved annually by the Board of Trustees. Direct costs shall include any out-of-pocket expenses of the Manager incurred in connection with the Services, the salaries and benefits of personnel of the Manager who are engaged in the Services pursuant to this Agreement and, with respect to the Services, a reasonable allocation of overhead (to the extent permitted under the Management Contracts) associated with the performance of the Bookkeeping Services. The Manager shall estimate such direct costs and overhead (as appropriate) in good faith and the Funds shall be entitled to such supporting information as the Trustees shall reasonably request from time to time. Allocations of reimbursements paid hereunder among the Funds shall be subject to annual approval of the Board of Trustees.

         5. The Manager will not be liable for any error of judgment or mistake of law in the performance of its services under the Agreement, but nothing contained herein will be construed to protect the Manager against any liability to the Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         6. Either party hereto may, without penalty, terminate this Agreement by the giving of 60 days' written notice to the other party.

         7. The Manager is an independent contractor and not an employee of the Funds for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Funds, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Funds or any series thereof.

         8. This Agreement states the entire agreement of the parties hereto with respect to the subject matter of this Agreement and its intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

         9. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         10. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by this duly authorized officers and their seal to be hereto affixed as of the day and year first above written.

Attest:                             The Pioneer Funds Listed on Exhibit 1 hereto



                                    By: /s/ John F. Cogan, Jr.
/s/ Joseph P. Barri                       John F. Cogan, Jr.
Joseph P. Barri                           President
Secretary

                                    PIONEERING MANAGEMENT CORPORATION
Attest:



/s/ Joseph P. Barri                 By: /s/ David D. Tripple
Joseph P. Barri                           David D. Tripple
Secretary                                 President

                                                                       Exhibit 1

Pioneer Aggressive Growth Fund
Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Core Equity Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global Consumers Fund
Pioneer Global Energy & Utilities Fund
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global High Yield Fund
Pioneer Global Industrials Fund
Pioneer Global Telecoms Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Indo-Asia Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Large Cap Value Fund
Pioneer Limited Maturity Bond Fund
Pioneer Market Neutral Fund
Pioneer Protected Principal Trust
         Pioneer Protected Principal Plus Fund
         Pioneer Protected Principal Plus Fund II
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Science & Technology Fund
Pioneer Small Cap Growth Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust:
         Pioneer America Income VCT Portfolio
         Pioneer Balanced VCT Portfolio
         Pioneer Emerging Markets VCT Portfolio
         Pioneer Equity Income VCT Portfolio
         Pioneer Europe VCT Portfolio
         Pioneer Fund VCT Portfolio
         Pioneer Global Consumers VCT Portfolio
         Pioneer Global Energy & Utilities VCT Portfolio
         Pioneer Global Financials VCT Portfolio
         Pioneer Global Health Care VCT Portfolio
         Pioneer Global Industrials VCT Portfolio
         Pioneer Global Telecoms VCT Portfolio
         Pioneer Global Value VCT Portfolio
         Pioneer Growth Shares VCT Portfolio
         Pioneer High Yield VCT Portfolio
         Pioneer International Value VCT Portfolio
         Pioneer Mid Cap Value VCT Portfolio
         Pioneer Money Market VCT Portfolio
         Pioneer Real Estate Shares VCT Portfolio
         Pioneer Science & Technology VCT Portfolio
         Pioneer Small Cap Value VCT Portfolio
         Pioneer Small Company VCT Portfolio
         Pioneer Strategic Income VCT Portfolio
         Pioneer Value VCT Portfolio


Updated as of January, 2003


/s/ Vincent Nave
Vincent Nave
Treasurer

                                                                       Exhibit 1

Pioneer Aggressive Growth Fund
Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Core Equity Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Large Cap Value Fund
Pioneer Market Neutral Fund
Pioneer Protected Principal Trust
         Pioneer Protected Principal Plus Fund
         Pioneer Protected Principal Plus Fund II
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Series Trust I
         Pioneer Oak Ridge Small Cap Growth Fund
         Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Series Trust II
         Pioneer Papp Stock Fund
         Pioneer Papp Small and Mid Cap Growth Fund
         Pioneer Papp America Abroad Fund
         Pioneer Papp America-Pacific Rim Fund
Pioneer Small Cap Growth Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust:
         Pioneer America Income VCT Portfolio
         Pioneer Balanced VCT Portfolio
         Pioneer Emerging Markets VCT Portfolio
         Pioneer Equity Income VCT Portfolio
         Pioneer Europe VCT Portfolio
         Pioneer Fund VCT Portfolio
         Pioneer Growth Shares VCT Portfolio
         Pioneer High Yield VCT Portfolio
         Pioneer International Value VCT Portfolio
         Pioneer Mid Cap Value VCT Portfolio
         Pioneer Money Market VCT Portfolio
         Pioneer Real Estate Shares VCT Portfolio
         Pioneer Small Cap Value VCT Portfolio
         Pioneer Small Company VCT Portfolio
         Pioneer Strategic Income VCT Portfolio
         Pioneer Value VCT Portfolio


Updated as of October 6, 2003


/s/ Vincent Nave
Vincent Nave
Treasurer

                                                                       Exhibit 1

Pioneer Aggressive Growth Fund
Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Large Cap Value Fund
Pioneer Market Neutral Fund
Pioneer Protected Principal Trust
         Pioneer Protected Principal Plus Fund
         Pioneer Protected Principal Plus Fund II
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Series Trust I
         Pioneer Oak Ridge Small Cap Growth Fund
         Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Series Trust II
         Pioneer Papp Stock Fund
         Pioneer Papp Small and Mid Cap Growth Fund
         Pioneer Papp America Abroad Fund
         Pioneer Papp America-Pacific Rim Fund
Pioneer Small Cap Growth Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust:
         Pioneer America Income VCT Portfolio
         Pioneer Balanced VCT Portfolio
         Pioneer Emerging Markets VCT Portfolio
         Pioneer Equity Income VCT Portfolio
         Pioneer Europe VCT Portfolio
         Pioneer Fund VCT Portfolio
         Pioneer Growth Shares VCT Portfolio
         Pioneer High Yield VCT Portfolio
         Pioneer International Value VCT Portfolio
         Pioneer Mid Cap Value VCT Portfolio
         Pioneer Money Market VCT Portfolio
         Pioneer Oak Ridge Large Cap Growth VCT Portfolio
         Pioneer Papp America Abroad VCT Portfolio
         Pioneer Papp Small and Mid Cap Growth VCT Portfolio
         Pioneer Papp Stock VCT Portfolio
         Pioneer Real Estate Shares VCT Portfolio
         Pioneer Small Cap Value VCT Portfolio
         Pioneer Small Company VCT Portfolio
         Pioneer Strategic Income VCT Portfolio
         Pioneer Value VCT Portfolio


Updated as of December 11, 2003


/s/ Vincent Nave
Vincent Nave
Treasurer of Each Fund Listed Above

                                                                       Exhibit 1

Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Series
        Pioneer Ibbotson Aggressive Allocation Fund
        Pioneer Ibboton Growth Allocation Fund
        Pioneer Ibboton Moderate Allocation Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Protected Principal Trust
         Pioneer Protected Principal Plus Fund
         Pioneer Protected Principal Plus Fund II
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Series Trust I
         Pioneer Oak Ridge Small Cap Growth Fund
         Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Series Trust II
         Pioneer Papp Stock Fund
         Pioneer Papp Small and Mid Cap Growth Fund
         Pioneer Papp Strategic Growth Fund
         Pioneer Papp America-Pacific Rim Fund
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust:
         Pioneer America Income VCT Portfolio
         Pioneer Balanced VCT Portfolio
         Pioneer Emerging Markets VCT Portfolio
         Pioneer Equity Income VCT Portfolio
         Pioneer Europe VCT Portfolio
         Pioneer Fund VCT Portfolio
         Pioneer Growth Shares VCT Portfolio
         Pioneer High Yield VCT Portfolio
         Pioneer International Value VCT Portfolio
         Pioneer Mid Cap Value VCT Portfolio
         Pioneer Money Market VCT Portfolio
         Pioneer Oak Ridge Large Cap Growth VCT Portfolio
         Pioneer Papp America Abroad VCT Portfolio
         Pioneer Papp Small and Mid Cap Growth VCT Portfolio
         Pioneer Papp Stock VCT Portfolio
         Pioneer Real Estate Shares VCT Portfolio
         Pioneer Small Cap Value VCT Portfolio
         Pioneer Small Company VCT Portfolio
         Pioneer Strategic Income VCT Portfolio
         Pioneer Value VCT Portfolio


Updated as of August 6, 2004


/s/ Vincent Nave
Vincent Nave
Treasurer of Each Fund Listed Above

Pioneer Municipal High Income Trust (the "Trust") is hereby added as a Fund under the Administration Agreement, dated October 9, 1998 (the "Agreement"), between Pioneer Investment Management, Inc and the investment companies listed on Exhibit 1 thereto from time to time; provided, however, that PIM shall only provide the Trust with the legal services listed on Exhibit 3 to such Agreement (and shall not provide Bookkeeping Services to the Trust pursuant to the Agreement) and shall only be reimbursed for the Trust's allocable share of Legal Expenses (as defined in the Agreement).



Dated:  July 22, 2003



PIONEER MUNICIPAL HIGH INCOME TRUST


By: /s/ Dorothy E. Bourassa
    ----------------------------------------------------------
Name: Dorothy E. Bourassa
Title: Assistant Secretary



PIONEER INVESTMENT MANAGEMENT, INC.




By: /s/ Osbert M. Hood
   -----------------------------------------------------------
Name: Osbert M. Hood
Title: President

Pioneer Municipal High Income Advantage Trust (the "Trust") is hereby added as a Fund under the Administration Agreement, dated October 9, 1998 (the "Agreement"), between Pioneer Investment Management, Inc and the investment companies listed on Exhibit 1 thereto from time to time; provided, however, that PIM shall only provide the Trust with the legal services listed on Exhibit 3 to such Agreement (and shall not provide Bookkeeping Services to the Trust pursuant to the Agreement) and shall only be reimbursed for the Trust's allocable share of Legal Expenses (as defined in the Agreement).



Dated: October 1, 2003



PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST





By: /s/ Vincent Nave
Name: Vincent Nave
Title: Treasurer



PIONEER INVESTMENT MANAGEMENT, INC.




By: /s/ Vincent Nave
Name: Vincent Nave
Title: Vice President

Pioneer Tax Advantaged Balanced Trust (the "Trust") is hereby added as a Fund under the Administration Agreement, dated October 9, 1998 (the "Agreement"), between Pioneer Investment Management, Inc and the investment companies listed on Exhibit 1 thereto from time to time; provided, however, that PIM shall only provide the Trust with the legal services listed on Exhibit 3 to such Agreement (and shall not provide Bookkeeping Services to the Trust pursuant to the Agreement) and shall only be reimbursed for the Trust's allocable share of Legal Expenses (as defined in the Agreement).



Dated: January 30, 2004



PIONEER TAX ADVANTAGED BALANCED TRUST





By: /s/ Vincent Nave
Name: Vincent Nave
Title: Treasurer



PIONEER INVESTMENT MANAGEMENT, INC.




By: /s/ Vincent Nave
Name: Vincent Nave
Title: Vice President

                                                    EXHIBIT 2


                           PIONEERING MANAGEMENT CORP.
          Fund Accounting, Administration and Custody Services (FAACS)

                LIST OF SERVICES PROVIDED TO PIONEER MUTUAL FUNDS

         SERVICES LISTED BY FAACS TEAM, OR FUNCTIONAL AREA. PLEASE SEE
                  ATTACHED CHART FOR ORGANIZATIONAL STRUCTURE.

          PERCENTAGES FOLLOWING FAACS TEAM NAMES INDICATE EACH TEAM'S AGGREGATE COMPENSATION AND BENEFITS PERCENTAGE BILLABLE TO THE FUNDS.


FAACS Administration (70%):

   . Provide direction, supervision and administrative support to all FAACS teams
   . Prepare or review and submit all tax reports for Funds
   + Oversee fund distributions for regulatory compliance
   + Assist in planning for new product introductions

Fund Accounting (91%):

   . Maintain all accounting records for Funds
   . Calculate and report daily net asset values per share and yields
   . Recommend income and capital gains distribution rates
   . Prepare funds' financial statements and assist in fund audits
   + Maintain accounting records for institutional portfolios
   + Perform periodic tests to verify each Fund's compliance with its prospectus and applicable regulations

GlobalCustody and Settlements Division (20%):

   . Enter portfolio trades into Fund Accounting records
   . Support corporate actions analyses
   + Validate trade data and communicate them
     to Custodian Banks
   + Act as liaison with Custodian Banks for trade settlements, security position reconciliations and relaying global market updates to Investment Advisor
   + Provide daily cash reporting to portfolio managers
   + Resolve trade disputes with counter-parties

Pricing and Corporate Actions (95%):

   . Ensure accuracy and timeliness of prices supplied by external sources to provide daily valuations of all security positions held by every Fund
   . Validate and communicate corporate/class action information to Fund
     Accounting
   . Present monthly valuation report to Funds' Board of Trustees
   + Provide valuation and corporate actions services for securities held by institutional portfolios, but not by Funds

---------------------

FAACS Systems (51%):

   . Provide systems support to users of fund accounting and portfolio pricing software, and manage relationships with applicable software and hardware vendors
   . Develop and maintain custom applications and systems interfaces for FAACS teams
   . Manage Year 2000 project
   + Provide user support and vendor liaison for trading, compliance and analysis systems
   + Implement and manage systems interfaces with Investment Advisor, Custodian
     Banks and other service providers

Shareholder Reporting and Audit Liaison (82%):

   . Review and complete Funds' financial statements
   . Manage the Fund Audit process to ensure timely completion of shareholder reports
   . Prepare reports related to contract renewals and soft dollar payments for
     Board of Trustees' review
   . Provide financial information to Legal Department for prospectus updates and other regulatory filings
   . Prepare regulatory reports such as N-SAR, Form S and EDGAR filings
   + Provide financial information to Pioneer management and industry trade groups
   + Provide liquidity, commission and soft dollar reporting to Pioneer management

Funds Controller (93%):

   . Manage fund expense payment cycles (e.g., timeliness and accuracy of payments, allocation of costs among portfolios)
   . Coordinate and standardize fund expense accruals and forecasting
   . Provide expense reporting to Fund Accounting, FAACS management and auditors . Compile daily reports of shareholder transactions from all sources (e.g.,
     PSC, PMIL, BFDS, variable annuity agents, 401(k) administrators, third party record keepers) for entry into fund records
   . Provide daily reconciliation of receivable, payable and share accounts between fund records and entities listed above
   . Manage the daily estimating process to minimize "as of" gains and losses to Funds
   . Communicate daily fund prices and yields to PSC, PMIL, etc.
   + Provide fund-related analyses to Pioneer management

--------------------------------------------------------------------------------
       OVERALL WEIGHTED FAACS AVERAGE COMPENSATION AND BENEFITS RATE = 70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Key:

     . Service provided under the Pioneer Funds Administration Agreement, for which the Investment Advisor is entitled to reimbursement from the Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     + Service provided to the Funds which would fall within the scope of the Advisory Agreement with the Funds and which is therefore not directly billable to the Funds
--------------------------------------------------------------------------------

                                                   EXHIBIT 3 [updated fall 2001]


              THE INVESTMENT MANAGEMENT USA INC. - LEGAL DEPARTMENT

I.       LIST OF REIMBURSABLE LEGAL SERVICES PROVIDED TO PIONEER MUTUAL FUNDS

Filings under Investment Company Act of 1940 and Securities Act of 1933

         o Prepare and File (via EDGAR) Rule 24f-2 Notices (coordination with Pioneer Fund Accounting and Hale and Dorr LLP as necessary)

         o    SEC Electronic Filing (EDGAR) Responsibilities

                  o Prepare Fund Registration Statements and Related Filings for filing on EDGAR and complete filings
                  o Maintain and develop enhancements to Pioneer's EDGAR systems and procedures, including contingency planning
                  o   Maintain EDGAR related databases and document archives
                  o   Liaison with third party EDGAR agents when necessary
                  o Prepare proxy statements and related materials for filing on EDGAR and complete filings

Blue Sky Administration (State Registration)

         o Principal liaison with Blue Sky vendor (Automated Business Development Corporation)
         o Coordinate SEC filing schedule and fund documentation with Blue Sky vendor
         o Monitor status of state filings with Blue Sky vendor
         o Transfer Agent coordination
         o Review vendor statements and invoices
         o Conduct vendor due diligence, as appropriate
               Hiring oversight
               In-person meetings
               Arthur Andersen audit

Miscellaneous Services

         o Assist Pioneer Fund Accounting in the preparation of Fund Form N-SARs
         o Managing internal participation in prospectus simplification project. Charge Funds only for portion that relates to Funds--this excludes work on behalf of distribution or management companies, including coordination internally.

II.  LIST OF NON-REIMBURSABLE LEGAL SERVICES PROVIDED TO PIONEER MUTUAL FUNDS

Filings under Investment Company Act of 1940 and Securities Act of 1933

         o Maintain Pioneer Mutual Funds SEC Filing Calendar
         o Interact as necessary with the staff of the investment adviser, distribution company and transfer agent to ensure awareness of Fund disclosure requirements
         o Coordinate internal review of Prospectuses and SAIs
         o Coordinate Hale and Dorr LLP review and internal review of Hale and Dorr LLP material
         o Identify business and other situations that trigger requirement to supplement Prospectuses and SAIs

Proxy Statements

         o Assist Hale and Dorr LLP in the preparation of proxy statements
         o Coordinate internal review of proxy statements and related documents
         o Review proxy related materials prepared by the distribution company to ensure compliance with regulatory requirements
         o Review the transfer agent's proxy solicitation efforts to ensure compliance with regulatory requirements
         o Act as liaison between Hale and Dorr LLP and transfer agency staff with respect to the proxy solicitation process

Miscellaneous Services

         o Monitor the preparation of shareholder reports by the distribution company
         o Prepare and File (via EDGAR) Section 16 filings (re: Pioneer Interest Shares)
         o Maintain Officer and Trustee Securities Holdings (Fund and non-Fund related)
         o Code of Ethics Administration (as it relates to Disinterested
           Trustees)

Regulatory Oversight

         o Monitor proposed changes in applicable regulation and inform appropriate Pioneer personnel of the proposals and impact on Funds
         o Act as liaison with Hale and Dorr LLP in the implementation of changes

Special Projects

         o Coordinate implementation of Text Manager (formerly Document Directions software system) for prospectus production
         o Prospectus simplification efforts on behalf of distribution or management companies, including internal coordination
         o Privacy procedures required by Gramm, Leach, Bliley and Regulation
           S-P


                                       2